UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

cincinnati bell, Inc.
(Name of Registrant as Specified in Its Charter)
GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI JAMES CHADWICK MATTHEW GOLDFARB JUSTYN R. PUTNAM
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

GAMCO ASSET MANAGEMENT INC.

April 5, 2018

Dear Fellow Shareholder:

GAMCO Asset Management Inc., Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 4,532,861 shares of common stock, $0.01 par value per share (the “Common Stock”), and 141,900 6 3/4% Cumulative Convertible Preferred Shares (the “Preferred Shares”) of Cincinnati Bell, Inc., an Ohio corporation (“Cincinnati Bell” or the “Company”), representing approximately 11% of the outstanding voting power of the Company. For the reasons set forth in the attached Proxy Statement, we are seeking your support for the election of our three (3) director nominees, James Chadwick, Matthew Goldfarb, and Justyn R. Putnam (each a “Nominee” and, collectively, the “Nominees”), to the Company’s Board of Directors (the “Board”) at the 2018 annual meeting of shareholders scheduled to be held at 9:00 a.m., Eastern Daylight Time, on Tuesday, May 1, 2018, at Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

There are currently nine (9) directors serving on the Board, all of whose terms expire at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees. Shareholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Craig F. Maier, Russel P. Mayer and Theodore H. Torbeck. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

Your vote counts! We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today. The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the shareholders on or about April 5, 2018.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support. David Goldman General Counsel GAMCO Asset Management Inc.

Sign, date and return the BLUE proxy card today.

Important!

1.	Regardless of how many shares of Common Stock or Preferred Shares you own, your vote is very important. Please sign, date and mail the enclosed BLUE proxy card. You may also vote via the Internet or by telephone by following the voting instructions on the BLUE proxy card.

Please vote each BLUE proxy card you receive since each account must be voted separately.

Only your latest dated proxy counts.

2.	We urge you NOT to sign any White proxy card sent to you by Cincinnati Bell.

3.	Even if you have sent a White proxy card to Cincinnati Bell, you have every right to change your vote. You may revoke that proxy by signing, dating and mailing the enclosed BLUE proxy card in the enclosed envelope.

If you have any questions, require assistance in voting your BLUE proxy card,

or need additional copies of GAMCO’s proxy materials,

please contact GAMCO at the phone number listed below.

GAMCO Asset Management Inc.

One Corporate Center

Rye, New York 10580

(800) 422-3554

2018 ANNUAL MEETING OF SHAREHOLDERS
OF
CINCINNATI BELL, INC.
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 4,532,861 shares of common stock, $.01 par value per share (the “Common Stock”), and 141,900 6 3/4% Cumulative Convertible Preferred Shares (the “Preferred Shares”) of Cincinnati Bell, Inc., an Ohio corporation (“Cincinnati Bell” or the “Company”), representing approximately 11% of the outstanding voting power of the Company. We are seeking to add three (3) independent stockholder representatives to the Board of Directors of the Company (the “Board”) to help ensure that the best interests of all shareholders are the primary consideration in all decision making. We are seeking your support at the annual meeting of shareholders scheduled to be held at 9:00 a.m., Eastern Daylight Time, on Tuesday, May 1, 2018, at Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following purposes:

1.	To elect GAMCO’s three (3) director nominees, James Chadwick, Matthew Goldfarb, and Justyn R. Putnam (each a “Nominee” and, collectively, the “Nominees”), to the Board to serve until the 2019 annual meeting of shareholders (the “2019 Annual Meeting”) and until their respective successors are duly elected and qualified;

2.	To approve, in a non-binding advisory vote, the Company’s executive compensation;

3.	To approve an amendment of the Company’s Amended and Restated Regulations to provide for proxy access for shareholders;

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

There are currently nine (9) directors serving on the Board, all of whose terms expire at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees. Shareholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Craig F. Maier, Russel P. Mayer and Theodore H. Torbeck. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to maximize stockholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

As of the date hereof, GAMCO Asset Management and its affiliates collectively own 4,532,861 shares of Common Stock and 141,900 Preferred Shares. We intend to vote such shares of Common Stock and Preferred Shares FOR the election of the Nominees, FOR the approval of the Say-on-Pay Proposal, FOR the approval of the amendment to the Company’s Amended and Restated Regulations to provide for proxy access, and FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, as described herein.

The Company has set the close of business on March 2, 2018 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Each share of Common Stock and each Preferred Share outstanding as of the close of business on the Record Date is entitled to one vote on all proposals being voted upon at the Annual Meeting. The Preferred Shares will vote with the Common Stock as one class on each of the proposals described in this proxy statement. According to the Company, as of the Record Date, there were 42,394,151 shares of Common Stock outstanding and 155,250 Preferred Shares outstanding. The mailing address of the principal executive offices of the Company is 221 East Fourth Street, Cincinnati, Ohio 45202.

This Proxy Statement and the enclosed BLUE proxy card are first being furnished to the shareholders on or about April 5, 2018.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH GAMCO IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

YOUR VOTE COUNTS! GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

www.gproxyonline.com

IMPORTANT

Your vote is important, no matter how few shares you own. GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees.

•	If your shares of Common Stock or Preferred Shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•	If your shares of Common Stock or Preferred Shares are held in a brokerage account or bank, you are considered the beneficial owner of such shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•	On July 9, 2017, the Company entered into a definitive agreement to acquire Hawaiian Telcom Holdco, Inc. (“Hawaiian Telcom”).

•	On July 26, 2017, G.research, LLC, a FINRA registered broker/dealer that provides institutional research services, including through the publication of research, sponsored a forum to allow shareholders the opportunity to discuss their views on the Company, including the Company’s previously announced plans to acquire Hawaiian Telcom. G.research invited representatives from the Company as well as shareholders identified in publicly filed documents. No representatives of the Company attended the forum. GAMCO, an affiliate of G.research, attended the forum, along with 10 other institutional holders. The format of the forum was an informal, open roundtable discussion that was held in person and via teleconference.

•	On August 16, 2017, GAMCO Asset Management announced that it intended to move forward with the submission of nominations of up to three individuals for election to the Board at the Annual Meeting.

•	On January 31, 2018, GAMCO Asset Management filed a press release announcing its intention to nominate Mr. James Chadwick and Mr. Matthew Goldfarb as candidates for election by shareholders to the Board at the Annual Meeting. GAMCO Asset Management also announced that additional nominees may be announced at a later date.

•	On February 2, 2018, GAMCO Asset Management, on behalf of its investment advisory clients, sent valid notice to the Company of its intent to nominate Mr. James Chadwick and Mr. Matthew Goldfarb as candidates for election by shareholders to the Board at the Annual Meeting.

•	On February 6, 2018, GAMCO Asset Management, on behalf of its investment advisory clients, sent notice to the Company of its intent to nominate Mr. Justyn R. Putnam as a candidate for election by shareholders to the Board at the Annual Meeting. Contrary to the Company’s statement in its proxy statement, GAMCO Asset Management believes its nominations made on February 2, 2018 and February 6, 2018 were validly submitted to the Company prior to the February 7, 2018 deadline set forth in the Company’s proxy statement relating to the 2017 annual meeting of shareholders.

•	On February 6, 2018, Christopher J. Wilson, Vice President and General Counsel of the Company, contacted David Goldman, General Counsel of GAMCO Asset Management, to request that the Nominees complete the Company’s standard director and officer questionnaire. GAMCO reviewed the questionnaire and did not see the benefit of having the Nominees complete the questionnaires since substantially all of the requested information was provided in GAMCO Asset Management’s notices of nomination. GAMCO also noted that the Company’s bylaws did not require the completion of such questionnaires for the submission of shareholder nominations.

REASONS FOR THE SOLICITATION

GAMCO believes that the addition of new, independent shareholder representatives are needed in the Company’s boardroom to help ensure that the critical decisions relating to the allocation of capital are in focus. This is especially important given the Company’s pending acquisition of Hawaiian Telcom, a telecommunications company located in Hawaii. GAMCO believes that the Company suppressed the voice of its shareholders by structuring the Hawaiian Telcom transaction in such a way that the shares issued as part of the transaction did not exceed 20% of the voting power outstanding; which would have triggered the shareholder approval requirements of NYSE Rule 312.03(c).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of nine (9) directors, all of whose terms expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Nominees, James Chadwick, Matthew Goldfarb, and Justyn R. Putnam. Your vote to elect the Nominees will have the legal effect of replacing three (3) incumbent directors of the Company with the Nominees. Shareholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Craig F. Maier, Russel P. Mayer and Theodore H. Torbeck. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement the actions that they believe are necessary to maximize shareholder value. However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominees. The nomination was made in a timely manner and in compliance with the Company’s proxy statement for the 2017 annual meeting of shareholders. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company is also set forth below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States of America.

James Chadwick, age 44, began working with Ancora Advisors LLC in 2014. His primary responsibilities are Portfolio Management and Research for the firm’s Alternative Investments. Prior to joining Ancora Advisors LLC, Mr. Chadwick was the Managing Director of the private equity firm Harlingwood Equity Partners, LLC from 2009 through 2013. He previously founded and managed two special situations-focused hedge funds, PCI Partners LLC and Monarch Activist Partners LP. He began his investment career in 1999 working for the pioneering engagement investment fund Relational Investors LLC. At Relational Investors LLC, Mr. Chadwick participated in the fund’s investments in, among others, Aetna, Inc., Prudential, National Semiconductor, Mattel, Dial, and Sovereign Bancorp. Mr. Chadwick is currently a director of Stewart Information Services Corporation (NYSE: STC) (2015-Present). He previously served as a director at Emergent Capital, Inc. (2013-2017), Riverview Bancorp, Inc. (2015-2017) and Special Opportunities Fund (2009-2014). Mr. Chadwick received a Bachelor of Arts with Honors from the University of California, Los Angeles.

GAMCO believes that Mr. Chadwick’s qualifications to serve on the Board include his vast investing experience and his extensive record of service on the boards of several public companies. GAMCO believes Mr. Chadwick brings investment and board experience and GAMCO strongly supports the nomination of Mr. Chadwick for election to the Board at the Annual Meeting.

Matthew Goldfarb, age 46, is a founding partner and managing member of Southport Midstream Partners LLC, a private-equity backed investment vehicle focused on energy infrastructure projects in North America. Mr. Goldfarb has also served since December 2013 as Chief Restructuring Officer and Acting Chief Executive Officer of Cline Mining Corporation, a Canadian mining company whose primary asset is the New Elk coking coal mine in Weston, Colorado. Mr. Goldfarb previously served as Chief Executive Officer of Xinergy Ltd. (formerly TSX.XRG), a Central Appalachian coal producer, having previously served as its Vice Chairman and lead independent director since its IPO in December 2009 through November 2013. From January 2009 until January 2010, Mr. Goldfarb managed a leveraged loan trading business at Pali Capital, Inc., a boutique investment banking firm. Previously, Mr. Goldfarb was a Director and Senior Investment Analyst of GSO Capital Partners, the credit arm of The Blackstone Group L.P. (NYSE:BX), from January 2007 until December 2008 and a Director and Senior Investment Analyst at Pirate Capital LLC, an event-driven hedge fund, from January 2005 until September 2006. Prior to that, Mr. Goldfarb was with Icahn Associates Corp. (“Icahn”) for approximately five years and prior to joining Icahn, was associated with the law firm of Schulte Roth & Zabel LLP in the M&A and asset-based lending practice areas. Mr. Goldfarb has served as on the boards of directors of Sevcon, Inc. (NASDAQ: SEV), a leader in electrification technologies for zero emission electric vehicles, (2016- 2017), Midway Gold Corporation (OTCMKTS:MDWCQ), an emerging gold producer (2016-2017), The Pep Boys - Manny, Moe & Jack (formerly NYSE:PBY), a full-service and tire automotive aftermarket chain (2015-2016), Huntingdon Capital Corp. (formerly TSX:HNT), an owner and operator of affordable business premises in markets across Canada (2013-2014), Fisher Communications, Inc. (formerly NASDAQ. FSCI), a media company (2011-2013), CKE Restaurants, Inc. (formerly NYSE: CKR), the parent company of the Carl’s Jr., Hardee’s, Green Burrito, and Red Burrito restaurant chains (2006-2010), and James River Coal Company (OTCMKTS. JRCCQ), a coal producer (2006). Mr. Goldfarb graduated from the University of Wisconsin, with a Bachelor of Arts in Economics, and received a J.D. from Fordham University School of Law.

GAMCO believes that Mr. Goldfarb’s qualifications to serve on the Board of Directors include his vast investing experience, his experience with commercial and corporate law as well as his extensive record of service on the boards of several public companies. GAMCO believes Mr. Goldfarb brings extensive executive and investment experience and GAMCO strongly supports the nomination of Mr. Goldfarb for election to the Board at the Annual Meeting.

Justyn R. Putnam, age 37, has been the Managing Member of the Talanta Investment Group, LLC, an asset management firm, focusing investment on smaller publicly traded companies, utilizing intense fundamental research and a long-term investment horizon, since 2009. Prior to joining Talanta Investment Group, LLC, Mr. Putnam was employed by GAMCO Investors, Inc. (NYSE: GBL), a provider of investment advisory services to open and closed-end funds, institutional and private wealth management investors, and investment partnerships and a provider of institutional research services to institutional clients and investment partnerships, as a research analyst specializing in public company valuation from 2006 to 2009. Mr. Putnam served as a director of Stanley Furniture Company, Inc. (NASDAQ: STLY) from January 2016 until December 2017, when Churchill Downs LLC signed an agreement to purchase the company’s assets. Mr. Putnam served as Chairman of the Special Committee formed to explore strategic alternatives that led to the sale of Stanley Furniture Company and was a member of its Audit and Corporate Governance committees. Mr. Putnam received his B.S. in Industrial Engineering from North Carolina State University and an M.B.A. in Business Administration from Columbia University.

GAMCO believes that Mr. Putnam’s qualifications to serve on the Board include his investing experience and board experience. GAMCO believes Mr. Putnam brings executive, investment and board experience and GAMCO strongly supports the nomination of Mr. Putnam for election to the Board at the Annual Meeting.

In December 2013, and in contemplation of a financial restructuring, Mr. Goldfarb was retained by the Cline Mining Corporation board of directors, at the instruction of its senior lenders, to lead the financial restructuring and optimization of the mining assets of the TSX-listed issuer.   CCAA insolvency proceedings and related Chapter 15 "recognition" proceedings relating to the “work-out” of Cline Mining Corporation were initiated in December 2014, and the company emerged therefrom in July 2015.

Mr. Goldfarb resigned as the Chief Executive Officer of Xinergy, Ltd in November 2013.   Xinergy filed for bankruptcy protection under Chapter 11 in July 2015, due to challenging market conditions, given its exposure to metallurgical coal pricing.

On June 22, 2015, Midway Gold Corporation and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado, seeking ancillary relief in Canada pursuant to the Companies' Creditors Arrangement Act in the Supreme Court of British Columbia in Vancouver, Canada. On January 29, 2016, Mr. Goldfarb was appointed as an independent director of Midway to assist the issuer in its ongoing financial restructuring and asset-sale efforts.

The principal business address of Mr. Chadwick is 6060 Parkland Blvd. #200, Cleveland, Ohio 44124. The principal business address of Mr. Goldfarb is 191 Post Road West, Westport, Connecticut 06880. The principal business address of Mr. Putnam is 401 N. Tryon Street, 10th Floor, Charlotte, North Carolina 28202.

As of the date hereof, none of Messrs. Chadwick, Goldfarb and Putnam own beneficially or of record any securities of the Company, nor have they made any purchases or sales of any securities of the Company in the past two years. Depending on market conditions and other factors, if elected, Messrs. Chadwick, Goldfarb, and Putnam intend to acquire shares of Common Stock.

Other than as set forth herein, there are no arrangements or understandings between GAMCO or any of its affiliates of clients and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

GAMCO believes, each Nominee presently is, and if elected as a director of the Company would be, subject to the final determination of the Board, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 303.A and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE “FOR” THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE OFFICERS’ COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking shareholders to vote for the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

According to the Company’s proxy statement, the Say-on-Pay vote is advisory only and not binding on the Company, the Compensation Committee or the Board, but the Company will seek to determine the causes of any significant negative voting results in an effort to better understand shareholder issues and concerns with its executive officers' compensation.

Vote Required

According to the Company’s proxy statement, approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Shares, voting as one class, present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes are not considered shares entitled to vote on this proposal and will have no impact on the outcome of this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF THE NON-BINDING RESOLUTION REGARDING EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED REGULATIONS TO PROVIDE FOR PROXY ACCESS

As discussed in further detail in the Company’s proxy statement, the Board is seeking shareholder approval of an amendment to the Company’s Amended and Restated Regulations to implement “proxy access” (the “Amendment”). Proxy access allows eligible shareholders to include their own nominees for director in the Company’s proxy materials for an annual meeting of shareholders, along with the candidates nominated by the Board. The Amendment would become effective upon the required approval of the Company’s shareholders. The Company has included in its proxy statement a description of the Amendment, and a copy of the complete Amendment is attached to the Company’s proxy statement as Appendix I thereto.

The following description of the Amendment is reprinted from the Company’s definitive proxy statement filed on March 16, 2018.

Description of the Proposed Amendment

THE FOLLOWING DESCRIPTION OF THE PROPOSED AMENDMENT IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE AMENDMENT, WHICH IS ATTACHED TO THE PROXY STATEMENT AS APPENDIX I. YOU ARE URGED TO READ THE AMENDMENT IN ITS ENTIRETY.

Eligibility of Shareholders to Nominate up to 25% of our Directors

The proposed Amendment would permit a single shareholder or group of shareholders, holding full voting and investment rights and full economic interest, that has maintained continuous ownership of at least 3% of the Company’s outstanding common stock for at least the previous three years to include a specified number of director nominees for election to the Board in the proxy statement for the Company’s annual meeting of shareholders.

The maximum number of candidates nominated by all eligible shareholders that the Company would be required to include in the Company’s proxy materials is 25% of the directors of the Company on the last day on which a notice of proxy access nomination may be delivered to the Company. If the 25% calculation does not result in a whole number, the maximum number of shareholder-nominated candidates would be rounded down to the nearest whole number, but not less than one. If one or more vacancies occur on the Board and the Board decides to reduce the size of the Board in connection with the annual meeting, the nominee limit would be calculated based on the reduced number of directors. Any shareholder-nominated candidate who is either subsequently withdrawn or included by the Board in the Company’s proxy materials as a Board-nominated candidate would be counted against the nominee limit, as would any incumbent director who had been a proxy access nominee at any of the three preceding annual meetings whom the Board decides to nominate for re-election to the Board.

If the number of shareholder-nominated candidates exceeds the nominee limit, each nominating shareholder will select one nominee for inclusion in the proxy statement until the maximum number of candidates is reached, going in order of the amount (largest to smallest) of the ownership position disclosed, with the process repeated until the nominee limit is reached.

Nominating Procedures

Requests to include shareholder-nominated candidates in the Company’s proxy materials must be received, under most circumstances, no earlier than 150 days and no later than 120 days before the anniversary of the date that the Company released its proxy statement for the previous year’s annual meeting of shareholders. Each shareholder or shareholder group seeking to include a shareholder nominee in the Company’s proxy materials is required to provide certain information, including, but not limited to, the verification of share ownership, biographical information about the nominee and certain representations, as set forth in the proposed Amendment.

Information Required of All Nominating Shareholders

Each shareholder seeking to include a director nominee in the Company’s proxy materials would be required to provide certain information to the Company, including:

•	A copy of the shareholder’s notice on Schedule 14N that has been filed with the Securities and Exchange Commission; and
•	The written consent of the shareholder nominee to being named in the Company’s proxy materials and serving as a director, if elected.

Nominating shareholders would also be required to make certain representations to and agreements with the Company, including:

•	Lack of intent to change or influence control of the Company;
•	Intent to maintain qualifying ownership through the annual meeting date;
•	Refraining from nominating any person for election to the Board other than the shareholder’s nominees submitted through the proxy access process;
•	Complying with solicitation rules and assuming liabilities related to and indemnifying the Company against losses arising out of the nomination; and
•	The accuracy and completeness of all facts, statements and other information provided to the Company.

Information Required of All Shareholder Nominees

Each shareholder nominee would be required to make certain written representations to and agreements with the Company, including:

•	Refraining from voting agreements or commitments to act or vote as a director on any issue or question that has not been disclosed to the Company;
•	Not becoming a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person in connection with the nominee’s nomination, service or action as a director that has not been disclosed to the Company; and
•	Complying with the Company’s policies and guidelines applicable to directors.

Exclusion of Shareholder Nominees

The Company would not be required to include a shareholder nominee in the Company’s proxy materials if:

•	The nominee’s nomination or election to the Board would result in the Company violating or failing to be in compliance with any applicable law, rule or regulation to which the Company is subject, including any rules or regulations of any stock exchange;
•	The nominee has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, within the past three years;

•	The nominee or the nominating shareholder has provided false or misleading information to the Company or breached any of such person’s respective obligations under the Amendment; and
•	The nominee was nominated for election to the Board pursuant to the proposed Amendment at one of the Company’s two preceding annual meetings of shareholders and either withdrew or became ineligible or received a vote of less than 25% of the shares of common stock entitled to vote for such nominee.

In addition, a shareholder nominee may be excluded if the number of nominees exceeds the nominee limit as previously explained.

Supporting Statement

Nominating shareholders would be permitted to include in the Company’s proxy statement for the applicable annual meeting a 500-word statement in support of their nominee(s). The Company may omit any information or statement that the Company determines is not true in all material respects or omits a material statement necessary to make the statements made not misleading or determines that the inclusion of any information in the proxy statement would otherwise violate SEC proxy rules or any other applicable law, rule or regulation.

Defective Nominations

According to the Company’s proxy statement, the Board or the chairman of the annual meeting of shareholders would declare a director nomination by a shareholder to be defective, and such nomination would be disregarded, if (i) the director nominee or the nominating shareholder breaches any of their respective obligations under the Amendment or (ii) the nominating shareholder does not appear at the annual meeting of shareholders in person or by proxy to present the nomination.

Vote Required

According to the Company’s proxy statement, the proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding voting power of the Company voting as a single class. Abstentions and broker non-votes will have the same effect as votes against the proposed Amendment.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE PROXY ACCESS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit and Finance Committee of the Board has retained Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and is proposing that shareholders ratify such appointment. If the shareholders do not ratify this appointment, the Audit and Finance Committee of the Board will consider the results of the vote and determine whether to appoint a different independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2018.

One or more members of the firm of Deloitte & Touche LLP will attend the Annual Meeting, will have an opportunity to make a statement and will be available to answer questions.

Vote Required

Ratification of the appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Shares, voting as one class, present or represented at the Annual Meeting, in person or by proxy, and entitled to vote on this proposal. Abstentions will have the effect of a vote against the proposal. Since the Company believes this proposal to be “routine,” broker non-votes will likely be voted by the organizations holding such shares in their discretion.

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Deloitte & Touche LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2018 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock or Preferred Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock or Preferred Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock or Preferred Shares after the Record Date. Based on publicly available information, GAMCO believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock and the Preferred Shares. Each share of Common Stock and Preferred Share outstanding as of the close of business on the Record Date is entitled to one vote on all proposals being voted upon at the Annual Meeting. The Preferred Shares will vote with the Common Stock as one class on each of the proposals described in this proxy statement.

Shares of Common Stock and Preferred Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the approval of the Say-on-Pay Proposal proxy access proposal, FOR the approval of the Amendment to provide for proxy access and FOR the ratification of the selection of Deloitte & Touche LLP.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate nine (9) candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our three (3) Nominees. Shareholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Craig F. Maier, Russel P. Mayer and Theodore H. Torbeck. Shareholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Under applicable proxy rules we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock and Preferred Shares that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The quorum requirement for holding the Annual Meeting and transacting business is the presence, in person or by proxy, of a majority of the common and preferred shares issued and outstanding on the Record Date and entitled to vote at such meeting.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under current NYSE rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals that are put to a vote at the Annual Meeting other than Proposal 4 (ratification of the Independent Registered Public Accounting Firm).

If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. Brokers do not have discretionary authority to vote on any of the matters to be presented at the Annual Meeting other than Proposal 4 (ratification of the Independent Registered Public Accounting Firm). Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares will not count for purposes of attaining a quorum other than with respect to Proposal 4 (ratification of the Independent Registered Public Accounting Firm).

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, the election of directors is determined by plurality voting, meaning that the nine (9) candidates receiving the highest number of “FOR” votes will be elected as a director. With respect to the election of directors, “WITHHOLD” votes will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee.

In accordance with New York Stock Exchange rules, a broker that is a member firm of that exchange does not have authority to vote shares held by it in “street name” in the election of directors unless it is instructed by the beneficial owner of such shares as to how such shares are to be voted in such election. Accordingly, if you hold your shares through a broker, you are urged to provide it voting instructions in accordance with your broker’s directions.

Other Proposals ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to approve each of Proposal 2 (advisory approval, by non-binding advisory vote, of the Company’s executive officers' compensation) and Proposal 4 (ratification of the Independent Registered Public Accounting Firm). The affirmative vote of the holders of a majority of the outstanding voting power of the Company voting as a single class is required to approve Proposal 3 (approval of the Amendment to provide proxy access to the Company’s shareholders).

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at 221 East Fourth Street, Cincinnati, Ohio 45202 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO. It is anticipated that the participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $60,000. The total expenditures to date in furtherance of, or in connection with, the solicitation of shareholders is approximately $20,000.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO may seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO Asset Management and Mr. Gabelli are participants in this solicitation.

The principal business of GAMCO Asset Management, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others. GAMCO Asset Manager is also an investment adviser registered under the Investment Advisers Act of 1940, as amended. The principal occupation of Mario Gabelli is acting as the controlling stockholder, Chief Executive Officer and a director of GGCP, Inc. (“GGCP”), Chairman and Chief Executive Officer of GAMCO Investors, Inc. (“GBL”) and Executive Chairman of Associated Capital Group, Inc. (“AC”). GGCP makes investments for its own account and is the manager and a member of GGCP Holdings which is the controlling shareholder of GBL and AC. GBL, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business. AC, a public company listed on the New York Stock Exchange, is the parent company for a variety of companies engaged in the securities business.

The address of the principal office of each of GAMCO Asset Management and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO Asset Management beneficially owns directly 2,342,938 shares of Common Stock and 6,300 Preferred Shares. GAMCO Asset Management has dispositive power with respect to all of these shares of Common Stock and the Preferred Shares, and has voting power with respect to 2,200,138 shares of Common Stock and 4,800 Preferred Shares. Mr. Gabelli beneficially owns directly 1,400 shares of Common Stock. As of the date hereof, GAMCO Asset Management’s affiliates beneficially own an additional 2,188,523 shares of Common Stock and 135,600 Preferred Shares. By virtue of his respective position with each of GAMCO Asset Management and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the shares of Common Stock and Preferred Shares held by GAMCO Asset Management and its affiliates. As of the date hereof, GAMCO Asset Management, its affiliates and Mr. Gabelli own an aggregate of 4,532,861 shares of Common Stock and 141,900 Preferred Shares.

The shares of Common Stock and Preferred Shares beneficially owned by each of GAMCO Asset Management, Mr. Gabelli and its/his affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO Asset Management, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which GAMCO is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement, shareholder proposals intended for inclusion in the Company’s 2019 Annual Meeting proxy statement should be sent to Connie M. Vogt, Corporate Secretary, Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, Ohio 45202, and must be received by November 16, 2018. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended. If the Company does not receive written notice by February 11, 2019 of a proposal from a shareholder who intends to propose any other matter to be acted upon at the 2019 Annual Meeting, the persons named in the Company’s proxy for the 2019 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal.

According to the Company’s proxy statement, shareholders may propose director candidates for consideration by the Governance and Nominating Committee of the Board. Any such recommendations should be directed to Connie M. Vogt, Corporate Secretary, Cincinnati Bell Inc., 221 East Fourth Street, Cincinnati, Ohio 45202, and must be received no later than November 16, 2018 for the 2019 Annual Meeting.

According to the Company’s proxy statement, if Proposal 3 is approved by the shareholders to amend the Company's Amended and Restated Regulations to grant proxy access to shareholders, an eligible shareholder seeking to include a shareholder-nominated candidate in the Company's proxy materials for the 2019 Annual Meeting must submit the required nomination and supporting documents so that the Company receives them no earlier than October 17, 2018 and no later than November 16, 2018.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2019 Annual Meeting is based on information contained in the Company’s proxy statement and organizational documents filed by the Company with the SEC. The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC. April 5, 2018

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Securities Purchased/(Sold)	Date of Purchase/(Sale)

GAMCO ASSET MANAGEMENT INC.

Sale of 6 3/4% Convertible Preferred Shares	(300)	07/26/2016
Sale of 6 3/4% Convertible Preferred Shares	(300)	07/27/2016
Purchase of Common Shares	3,000	07/31/2016
Purchase of Common Shares	1,500	08/01/2016
Sale of Common Shares	(620)	10/28/2016
Sale of Common Shares	(400)	10/31/2016
Sale of Common Shares	(1,000)	11/14/2016
Sale of Common Shares	(600)	11/18/2016
Sale of Common Shares	(4,000)	11/21/2016
Sale of Common Shares	(300)	11/21/2016
Sale of Common Shares	(10,000)	11/22/2016
Sale of Common Shares	(400)	11/28/2016
Sale of Common Shares	(250)	11/28/2016
Sale of Common Shares	(1,000)	12/08/2016
Sale of Common Shares	(69)	12/14/2016
Sale of Common Shares	(2,999)	12/23/2016
Sale of Common Shares	(1,000)	01/19/2017
Sale of Common Shares	(500)	01/26/2017
Sale of Common Shares	(600)	01/27/2017
Sale of Common Shares	(3,600)	01/31/2017
Purchase of Common Shares	6,000	03/13/2017
Sale of Common Shares	(560)	03/14/2017
Purchase of Common Shares	4,000	03/17/2017
Purchase of Common Shares	12,000	03/23/2017
Purchase of Common Shares	10,000	04/03/2017
Purchase of Common Shares	1,600	04/03/2017
Purchase of Common Shares	190,000	04/05/2017
Purchase of Common Shares	4,000	04/05/2017
Purchase of Common Shares	4,300	04/07/2017
Purchase of Common Shares	2,944	04/07/2017
Purchase of Common Shares	234	04/07/2017
Purchase of Common Shares	234	04/07/2017
Purchase of Common Shares	222	04/07/2017

Purchase of Common Shares	900	04/11/2017
Purchase of Common Shares	800	04/11/2017
Purchase of Common Shares	422	04/17/2017
Purchase of Common Shares	10,000	05/04/2017
Sale of Common Shares	(2,500)	05/04/2017
Purchase of Common Shares	20,000	05/04/2017
Sale of Common Shares	(900)	05/11/2017
Purchase of Common Shares	500	05/12/2017
Sale of Common Shares	(800)	05/12/2017
Purchase of Common Shares	1,000	05/15/2017
Purchase of Common Shares	1,300	05/15/2017
Purchase of Common Shares	17,100	05/16/2017
Purchase of Common Shares	50,000	05/22/2017
Purchase of Common Shares	6,000	05/23/2017
Purchase of Common Shares	36,621	05/23/2017
Purchase of Common Shares	3,400	05/25/2017
Purchase of Common Shares	700	06/05/2017
Sale of Common Shares	(1,200)	06/06/2017
Sale of Common Shares	(500)	06/14/2017
Sale of Common Shares	(3,000)	06/15/2017
Sale of Common Shares	(1,000)	06/20/2017
Sale of Common Shares	(1,200)	06/22/2017
Sale of Common Shares	(140)	06/22/2017
Sale of Common Shares	(100)	06/22/2017
Sale of Common Shares	(13,000)	06/23/2017
Sale of Common Shares	(4,000)	06/26/2017
Sale of Common Shares	(1,500)	06/26/2017
Sale of Common Shares	(2,400)	06/26/2017
Sale of Common Shares	(13,100)	06/26/2017
Sale of Common Shares	(3,601)	06/29/2017
Sale of Common Shares	(7,899)	06/30/2017
Sale of Common Shares	(400)	07/05/2017
Sale of Common Shares	(2,400)	07/10/2017
Sale of Common Shares	(15,000)	07/12/2017
Purchase of Common Shares	100	07/13/2017
Disposition of Common Shares	(1,800)*	07/13/2017
Sale of Common Shares	(300)	07/17/2017
Disposition of Common Shares	(500)*	07/18/2017
Sale of Common Shares	(500)	07/21/2017
Sale of Common Shares	(400)	07/21/2017
Sale of Common Shares	(300)	07/27/2017
Sale of Common Shares	(400)	08/02/2017
Sale of Common Shares	(600)	08/04/2017

Sale of Common Shares	(400)	08/04/2017
Sale of Common Shares	(600)	08/04/2017
Sale of Common Shares	(600)	08/04/2017
Sale of Common Shares	(300)	08/04/2017
Sale of Common Shares	(400)	08/04/2017
Sale of Common Shares	(400)	08/04/2017
Sale of Common Shares	(400)	08/04/2017
Sale of Common Shares	(400)	08/04/2017
Sale of Common Shares	(200)	08/04/2017
Sale of Common Shares	(100)	08/04/2017
Sale of Common Shares	(500)	08/04/2017
Sale of Common Shares	(700)	08/04/2017
Sale of Common Shares	(1,400)	08/07/2017
Sale of Common Shares	(900)	08/07/2017
Sale of Common Shares	(1,000)	08/07/2017
Sale of Common Shares	(23,065)	08/07/2017
Sale of Common Shares	(4,000)	08/07/2017
Sale of Common Shares	(2,000)	08/07/2017
Sale of Common Shares	(8,000)	08/07/2017
Sale of Common Shares	(200)	08/07/2017
Sale of Common Shares	(300)	08/07/2017
Sale of Common Shares	(1,500)	08/07/2017
Sale of Common Shares	(6,000)	08/08/2017
Sale of Common Shares	(400)	08/08/2017
Sale of Common Shares	(1,000)	08/08/2017
Sale of Common Shares	(260)	08/08/2017
Sale of Common Shares	(500)	08/08/2017
Sale of Common Shares	(4,000)	08/08/2017
Sale of Common Shares	(800)	08/08/2017
Sale of Common Shares	(800)	08/08/2017
Sale of Common Shares	(10,000)	08/08/2017
Sale of Common Shares	(5,000)	08/09/2017
Sale of Common Shares	(4,000)	08/09/2017
Sale of Common Shares	(600)	08/09/2017
Sale of Common Shares	(60)	08/09/2017
Sale of Common Shares	(9,000)	08/09/2017
Sale of Common Shares	(160)	08/10/2017
Sale of Common Shares	(9,200)	08/10/2017
Sale of Common Shares	(160)	08/11/2017
Sale of Common Shares	(400)	08/11/2017
Sale of Common Shares	(1,000)	08/11/2017
Sale of Common Shares	(400)	08/11/2017
Sale of Common Shares	(800)	08/11/2017

Sale of Common Shares	(500)	08/11/2017
Sale of Common Shares	(600)	08/11/2017
Sale of Common Shares	(600)	08/11/2017
Sale of Common Shares	(500)	08/11/2017
Sale of Common Shares	(1,000)	08/11/2017
Sale of Common Shares	(1,000)	08/11/2017
Sale of Common Shares	(5,000)	08/14/2017
Sale of Common Shares	(660)	08/14/2017
Sale of Common Shares	(1,200)	08/15/2017
Purchase of Common Shares	500	08/15/2017
Sale of Common Shares	(1,000)	08/16/2017
Sale of Common Shares	(12,000)	08/16/2017
Sale of Common Shares	(10,000)	08/16/2017
Purchase of Common Shares	500	08/16/2017
Sale of Common Shares	(500)	08/17/2017
Sale of Common Shares	(700)	08/17/2017
Sale of Common Shares	(700)	08/17/2017
Sale of Common Shares	(4,000)	08/21/2017
Sale of Common Shares	(25,000)	08/21/2017
Sale of Common Shares	(500)	08/22/2017
Sale of Common Shares	(200)	08/22/2017
Sale of Common Shares	(300)	08/24/2017
Sale of Common Shares	(2,000)	08/24/2017
Sale of Common Shares	(2,400)	08/24/2017
Sale of Common Shares	(220)	08/24/2017
Sale of Common Shares	(700)	08/24/2017
Sale of Common Shares	(1,000)	08/24/2017
Sale of Common Shares	(200)	08/24/2017
Sale of Common Shares	(484)	08/24/2017
Sale of Common Shares	(516)	08/24/2017
Sale of Common Shares	(1,000)	08/24/2017
Sale of Common Shares	(1,000)	08/25/2017
Sale of Common Shares	(1,000)	08/25/2017
Sale of Common Shares	(600)	08/28/2017
Sale of Common Shares	(500)	08/28/2017
Sale of Common Shares	(2,500)	08/28/2017
Sale of Common Shares	(2,500)	08/28/2017
Sale of Common Shares	(1,000)	08/28/2017
Sale of Common Shares	(1,700)	08/28/2017
Sale of Common Shares	(600)	08/28/2017
Sale of Common Shares	(600)	08/28/2017
Sale of Common Shares	(800)	08/28/2017
Sale of Common Shares	(400)	08/28/2017

Sale of Common Shares	(200)	08/28/2017
Sale of Common Shares	(500)	08/28/2017
Sale of Common Shares	(300)	08/28/2017
Disposition of Common Shares	(1,000)*	08/28/2017
Disposition of Common Shares	(300)*	08/28/2017
Sale of Common Shares	(2,000)	08/29/2017
Sale of Common Shares	(800)	08/29/2017
Sale of Common Shares	(1,000)	08/29/2017
Sale of Common Shares	(10,000)	08/29/2017
Sale of Common Shares	(1,000)	08/29/2017
Sale of Common Shares	(600)	08/29/2017
Sale of Common Shares	(5,000)	08/30/2017
Sale of Common Shares	(2,000)	08/30/2017
Sale of Common Shares	(800)	08/30/2017
Sale of Common Shares	(439)	08/30/2017
Sale of Common Shares	(5,000)	08/30/2017
Sale of Common Shares	(600)	08/31/2017
Sale of Common Shares	(2,000)	08/31/2017
Sale of Common Shares	(3,561)	08/31/2017
Sale of Common Shares	(1,000)	08/31/2017
Sale of Common Shares	(1,000)	08/31/2017
Sale of Common Shares	(1,200)	08/31/2017
Sale of Common Shares	(200)	08/31/2017
Sale of Common Shares	(500)	08/31/2017
Sale of Common Shares	(500)	08/31/2017
Sale of Common Shares	(605)	08/31/2017
Sale of Common Shares	(500)	08/31/2017
Sale of Common Shares	(2,000)	08/31/2017
Sale of Common Shares	(1,800)	08/31/2017
Sale of Common Shares	(200)	09/01/2017
Sale of Common Shares	(200)	09/01/2017
Sale of Common Shares	(2,000)	09/01/2017
Sale of Common Shares	(1,400)	09/01/2017
Sale of Common Shares	(300)	09/01/2017
Sale of Common Shares	(300)	09/01/2017
Sale of Common Shares	(100)	09/01/2017
Sale of Common Shares	(995)	09/01/2017
Sale of Common Shares	(400)	09/01/2017
Sale of Common Shares	(500)	09/01/2017
Sale of Common Shares	(5,500)	09/05/2017
Sale of Common Shares	(840)	09/05/2017
Sale of Common Shares	(400)	09/05/2017
Sale of Common Shares	(1,000)	09/05/2017

Sale of Common Shares	(900)	09/05/2017
Sale of Common Shares	(6,000)	09/06/2017
Sale of Common Shares	(1,200)	09/06/2017
Sale of Common Shares	(600)	09/07/2017
Sale of Common Shares	(300)	09/07/2017
Sale of Common Shares	(400)	09/07/2017
Sale of Common Shares	(500)	09/07/2017
Sale of Common Shares	(600)	09/07/2017
Sale of Common Shares	(100)	09/08/2017
Sale of Common Shares	(300)	09/08/2017
Sale of Common Shares	(100)	09/08/2017
Sale of Common Shares	(100)	09/11/2017
Sale of Common Shares	(500)	09/11/2017
Sale of Common Shares	(1,000)	09/12/2017
Sale of Common Shares	(1,000)	09/12/2017
Sale of Common Shares	(310)	09/14/2017
Sale of Common Shares	(700)	09/14/2017
Purchase of Common Shares	500	09/15/2017
Sale of Common Shares	(114)	09/18/2017
Sale of Common Shares	(1,000)	09/18/2017
Sale of Common Shares	(500)	09/20/2017
Sale of Common Shares	(1,000)	09/25/2017
Sale of Common Shares	(400)	09/25/2017
Sale of Common Shares	(1,000)	09/25/2017
Sale of Common Shares	(500)	09/25/2017
Sale of Common Shares	(500)	09/25/2017
Sale of Common Shares	(600)	09/25/2017
Purchase of Common Shares	7,000	09/26/2017
Purchase of Common Shares	1,000	09/26/2017
Purchase of Common Shares	1,500	09/26/2017
Disposition of Common Shares	(240)*	09/26/2017
Sale of 6 3/4% Convertible Preferred Shares	(200)	09/27/2017
Purchase of Common Shares	5,000	09/29/2017
Purchase of Common Shares	500	09/29/2017
Purchase of Common Shares	1,000	10/02/2017
Purchase of Common Shares	5,000	10/02/2017
Sale of Common Shares	(600)	10/04/2017
Purchase of Common Shares	3,480	10/12/2017
Purchase of Common Shares	600	10/12/2017
Sale of Common Shares	(400)	10/24/2017
Sale of Common Shares	(500)	10/30/2017
Sale of Common Shares	(1,000)	10/31/2017
Sale of Common Shares	(1,000)	10/31/2017

Sale of Common Shares	(600)	10/31/2017
Sale of Common Shares	(600)	10/31/2017
Sale of Common Shares	(250)	11/02/2017
Sale of Common Shares	(1,000)	11/13/2017
Sale of Common Shares	(1,000)	11/13/2017
Sale of Common Shares	(200)	11/13/2017
Sale of Common Shares	(640)	11/15/2017
Sale of Common Shares	(700)	11/17/2017
Disposition of Common Shares	(667)*	12/01/2017
Disposition of Common Shares	(500)*	12/01/2017
Sale of Common Shares	(600)	12/04/2017
Sale of Common Shares	(600)	12/04/2017
Disposition of Common Shares	(616)*	12/04/2017
Disposition of Common Shares	(1,000)*	12/14/2017
Disposition of Common Shares	(300)*	12/19/2017
Disposition of Common Shares	(3,000)*	12/26/2017
Sale of Common Shares	(500)	12/28/2017
Disposition of Common Shares	(267)*	01/02/2018
Sale of Common Shares	(500)	01/04/2018
Sale of Common Shares	(60)	01/08/2018
Sale of Common Shares	(500)	01/09/2018
Sale of Common Shares	(500)	01/12/2018
Disposition of Common Shares	(400)*	01/12/2018
Sale of Common Shares	(500)	01/16/2018
Purchase of Common Shares	6,000	01/18/2018
Sale of Common Shares	(2,800)	01/23/2018
Sale of Common Shares	(1,800)	01/23/2018
Disposition of Common Shares	(67)*	01/23/2018
Disposition of Common Shares	(333)*	01/23/2018
Sale of Common Shares	(500)	01/26/2018
Sale of Common Shares	(400)	01/26/2018
Purchase of Common Shares	4,000	01/30/2018
Sale of Common Shares	(200)	01/30/2018
Sale of Common Shares	(600)	02/06/2018
Disposition of Common Shares	(500)*	02/06/2018
Purchase of Common Shares	2,500	02/09/2018
Purchase of Common Shares	400	02/12/2018
Disposition of Common Shares	(500)*	02/12/2018
Purchase of Common Shares	600	02/14/2018
Disposition of Common Shares	(71,900)*	02/15/2018
Sale of Common Shares	(200)	02/21/2018
Disposition of Common Shares	(600)*	02/21/2018
Disposition of Common Shares	(1,500)*	02/23/2018

Purchase of Common Shares	300	02/26/2018
Disposition of Common Shares	(2,200)*	02/27/2018
Sale of Common Shares	(600)	03/05/2018
Sale of Common Shares	(300)	03/06/2018
Sale of Common Shares	(1,000)	03/09/2018
Sale of Common Shares	(600)	03/12/2018
Sale of Common Shares	(600)	03/21/2018

Sale of Common Shares	(100)	03/26/2018
Sale of Common Shares	(5,400)	03/27/2018
Disposition of Common Shares	(200)*	03/28/2018
Sale of Common Shares	(1,600)	03/28/2018
Sale of Common Shares	(1,200)	03/29/2018
Sale of Common Shares	(2,100)	03/29/2018
Disposition of Common Shares	(200)*	03/31/2018
Sale of Common Shares	(1,000)	04/02/2018
Sale of Common Shares	(6,000)	04/03/2018

Purchase of Common Shares	2,000	04/04/2018
Sale of Common Shares	(600)	04/04/2018

  *Represents the termination of voting and dispositive power over shares held in separately managed accounts to which GAMCO served as the investment manager.

SCHEDULE II

The following tables are reprinted from the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 16, 2018.

STOCK OWNERSHIP
Ownership of Equity Securities of the Company

Directors and Executive Officers

The following table sets forth the beneficial ownership of common shares and 6 3/4% Cumulative Convertible Preferred Shares as of March 2 , 2018 (except as otherwise noted) by (i) each current director and each executive officer named in the Summary Compensation Table on page 34, and (ii) all directors and executive officers of the Company as a group.

Unless otherwise indicated, the address of each named director and executive officer is c/o Cincinnati Bell Inc. at the Company’s address.

GAMCO	Common Shares Beneficially Owned as of March 2, 2018 (a)	Percent of Common Shares (b)	6 3/4% Convertible Preferred Shares Beneficially Owned as of March 2, 2018 (c)	Percent of 6 3/4% Cumulative Convertible Preferred Shares (c)
Christi H. Cornette	22,484	*	—	*
Phillip R. Cox	17,169	*	—	*
John W. Eck	14,597	*	—	*
Leigh R. Fox	125,400	*	—	*
Jakki L. Haussler	34,406	*	—	*
Andrew R. Kaiser	25,281	*	—	*
Craig F. Maier	34,364	*	—	*
Russel P. Mayer	18,986	*	—	*
Thomas E. Simpson	32,245	*	—	*
Theodore H. Torbeck	308,781	*	—	*
Lynn A. Wentworth	33,774	*	—	*
Christopher J. Wilson	70,825	*	—	*
Martin J. Yudkovitz	13,369	*	—	*
John M. Zrno	40,839	*	—	*
All directors and executive officers as a group (consisting of 16 persons, including those named above)	815,307	1.9%	—	*

*	indicates ownership of less than 1% of issued and outstanding shares.

(a)	Includes common shares subject to outstanding options under the Cincinnati Bell Inc. 2007 Long Term Incentive Plan as of March 2, 2018. The following common shares subject to outstanding options are included in the totals: 300 common shares for Mr. Fox; 1,001 common shares for Mr. Kaiser; and 19,102 common shares for Mr. Wilson. The Company's Insider Trading Policy expressly prohibits ownership of derivative financial instruments or participation in investments strategies that hedge the economic risk of owning the Company's common shares and prohibits officers and directors from pledging Company securities as collateral for loans.

(b)	These percentages are based upon 42,394,151 common shares outstanding as of March 2 , 2018, the Record Date.

(c)	These numbers represent 6 3/4% Cumulative Convertible Preferred Shares. In the aggregate, the 155,250 issued and outstanding 6 3/4% Cumulative Convertible Preferred Shares are represented by 3,105,000 depositary shares, and each 6 3/4% Cumulative Convertible Preferred Share is represented by 20 depositary shares.

Principal Shareholders

The following table sets forth the beneficial ownership of common shares as of December 31, 2017 (except as otherwise noted) by each beneficial owner of more than five percent (5%) of the common shares outstanding known by the Company. No beneficial owner owns more than five percent (5%) of the 6 3/4% Cumulative Preferred Shares.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Percent of Common Shares
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,194,055(a)	14.70%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,171,937(b)	12.25%

GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580	4,679,428(c)	11.08%

Nomura Holdings, Inc. 1-9-1 Nihonbashi, Chuo-ku Tokyo 103-8645, Japan	2,147,281(d)	5.10%

(a)	As reported on Schedule 13G/A filed on January 19, 2018 by BlackRock, Inc., as of December 31, 2017, BlackRock, Inc. has sole voting power for 6,090,907 common shares and sole dispositive power for 6,194,055 common shares.

(b)	As reported on Schedule 13G/A filed on February 9, 2018 by The Vanguard Group, as of December 31, 2017, The Vanguard Group has sole voting power for 46,932 common shares, shared voting power for 8,487 common shares, sole dispositive power for 5,120,724 common shares and shared dispositive power for 51,213 common shares.

(c)	As reported on Schedule 13D/A filed on February 7, 2018 by GAMCO Investors, Inc., as of February 6, 2018, Gabelli Funds, LLC has sole voting and dispositive power for 1,929,553 common shares, GAMCO Asset Management Inc. has sole voting power for 2,298,652 common shares and sole dispositive power for 2,439,452 common shares, MJG Associates, Inc. has sole voting and dispositive power for 3,000 common shares, Mario J. Gabelli has sole voting and dispositive power for 1,400 common shares, Teton Advisors Inc. has sole voting and dispositive power for 305,023 common shares, Associated Capital Group, Inc. has sole voting and dispositive power for 1,000 common shares. In addition, on the Schedule 13D/A filed on February 7, 2018, Gamco Asset Management, Inc. (1,814) and Gabelli Funds, LLC (39,053) indicated ownership of 6 ¾% Cumulative Convertible Preferred Shares that would convert into an additional 40,867 common shares. The number of common shares reported as beneficially owned in the table above assumes the conversion of such shares.

(d)	As reported on Schedule 13G filed on February 14, 2018 by Nomura Holdings, Inc., as of December 31, 2017, Nomura Holdings, Inc. has shared voting and dispositive power for 2,147,281 common shares.

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of you own, please give GAMCO your proxy FOR the election of the Nominees by taking three steps:

•	SIGNING the enclosed BLUE proxy card,

•	DATING the enclosed BLUE proxy card, and

•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock or Preferred Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

BLUE PROXY CARD

CINCINNATI BELL, INC.

2018 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF CINCINNATI BELL, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints George Maldonado and David Goldman, and each of them, as attorney and agent with full power of substitution to vote all shares of Common Stock and 6¾% Cumulative Convertible Preferred Shares (“Preferred Shares”) of Cincinnati Bell, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Shareholders of the Company scheduled to be held at 9:00 a.m., Eastern Daylight Time, on Tuesday, May 1, 2018, at Queen City Club, 331 East Fourth Street, Cincinnati, Ohio (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock and Preferred Shares of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS, 2, 3 AND 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

YOUR VOTE COUNTS! GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. GAMCO MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3 AND RECOMMENDS A VOTE FOR PROPOSAL 4.

1. GAMCO’s proposal to elect James Chadwick, Matthew Goldfarb and Justyn R. Putnam to serve as directors of the Company until the next annual meeting of shareholders.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	James Chadwick Matthew Goldfarb Justyn R. Putnam	☐	☐	☐
__________
__________

GAMCO does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

GAMCO intends to use this proxy to vote (i) “FOR” Messrs. Chadwick, Goldfarb and Putnam and (ii) “FOR” the candidates who have been nominated by the Company to serve as a director, other than Craig F. Maier, Russel P. Mayer and Theodore H. Torbeck, for whom GAMCO is not seeking authority to vote for and will not exercise any such authority. The names, background and qualification of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of our Nominees are elected.

Note: If you do not wish for your shares of Common Stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEE(S) EXCEPT WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your Shares will be voted for the remaining nominee(s). You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below.

______________________________________________________

BLUE PROXY CARD

2. Company’s proposal to approve a non-binding advisory vote of the Company’s executive officers’ compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Company’s proposal to amend the Company’s Amended and Restated Regulations to provide for proxy access to shareholders;

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Company’s proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.